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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      International Shipholding Corporation
             (Exact name of registrant as specified in its charter)

                Delaware                                       36-2989662
(State of incorporation or organization)          (I.R.S. Employer Identification No.)


   650 Poydras Street, New Orleans, LA                            70130
(Address of principal executive offices)                       (Zip Code)

 SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

           Title of each class                          Name of each exchange
           to be so registered                  on which each class is to be registered
           -------------------                  ---------------------------------------

Convertible Exchangeable Preferred Stock                 New York Stock Exchange


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES: 333-120161

     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT: None


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Convertible Exchangeable Preferred Stock of International Shipholding Corporation (the "Registrant") is set forth under the heading "Description of the Preferred Stock" in Pre-Effective Amendment No. 3 dated December 22, 2004 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-120161), as filed with the Securities and Exchange Commission ("SEC") on December 23, 2004, which description is incorporated herein by reference. The prospectus that will be subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.

ITEM 2. EXHIBITS.

Exhibit No.                                          Description
-----------                                          -----------

   3.1 Restated Certificate of Incorporation of the Registrant (filed with the Securities and Exchange Commission as Exhibit 3.1 to the Registrant's Form 10-Q for the quarterly period ended
                  September 30, 2004 and incorporated herein by reference)

   3.2 By-Laws of the Registrant (filed with the Securities and Exchange Commission as Exhibit 3.2 to the Registrant's Form
                  10-Q for the quarterly period ended September 30, 2004 and incorporated herein by reference)

   3.3 Form of Certificate of Designations of the Registrant with respect to the Convertible Exchangeable Preferred Stock of the Registrant (filed as Exhibit 3.3 to Pre-Effective Amendment
                  No. 3, dated December 22, 2004, to the Registrant's
                  Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 23, 2004 and incorporated herein by reference)

   4.1 Specimen of Common Stock Certificate (filed as an exhibit to the Registrant's Form 8-A filed with the Securities and Exchange Commission on April 25, 1980 and incorporated herein by reference)

   4.2            Form of Indenture between the Registrant and The Bank of New
                  York, as Trustee, with respect to the Convertible Subordinated
                  Notes due 2014 (filed as Exhibit 4.4 to Pre-Effective
                  Amendment No. 3, dated December 22, 2004, to the Registrant's
                  Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 23, 2004 and incorporated herein by reference)

   4.3            Form of Convertible Subordinated Note due 2014 (included in
                  Exhibit 4.2 hereto)

   4.4            Specimen of Convertible Exchangeable Preferred Stock
                  Certificate (filed as Exhibit 4.6 to Pre-Effective Amendment
                  No. 3, dated December 22, 2004, to the Registrant's
                  Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 23, 2004 and incorporated herein by reference)

   4.5 Form of Certificate of Designations of the Registrant with respect to the Convertible Exchangeable Preferred Stock of the Registrant (filed as Exhibit 3.3)


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      INTERNATIONAL SHIPHOLDING CORPORATION



                                       By: /s/ Erik F. Johnsen
                                           -------------------------------
                                               Erik F. Johnsen
                                           Chairman of the Board, Director
                                             and Chief Executive Officer


Date: December 23, 2004